                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 18
Statement of Operations.......................... 19
Statement of Changes in Net Assets............... 20
Financial Highlights............................. 21
Notes to Financial Statements.................... 24

PATF SAR 5/99

                             LETTER TO SHAREHOLDERS

April 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning, and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    The U.S. economy continued to grow at a robust pace, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product
(GDP) rose at an astounding 6.0 percent annual rate, surprising most economists, whose estimates had been much more conservative. GDP remained strong through the first quarter of 1999, posting a 4.5 percent annual growth rate. However, the economy began to show signs of slowing down early in 1999, as corporate profits and wage growth declined.
    A series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump that plagued many global markets. The Fed's
0.25 percent interest rate cut in September was followed by additional cuts in October and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.
    Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.7 percent increase in the consumer price index over the past 12 months--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

                                                            Continued on page  2

MARKET REVIEW

    Most areas of the bond market were quite active during the reporting period, with U.S. Treasury bonds experiencing the greatest price appreciation. Intense demand, decreasing supply, and a flight to quality that included investors around the globe pushed the 30-year Treasury bond to its lowest yield ever in October 1998.
    At the same time, investors shied away from lower-rated securities, causing the prices of high-yield bonds to plummet. The high-yield market rebounded late in 1998 as investors saw that the economy was performing well and that the global financial crisis was on its way to recovery. The prices of most investment-grade bonds experienced similar though much less dramatic movement during this period. However, municipal bonds--particularly high-quality municipals--saw very little price movement during this time.

OUTLOOK

    Our outlook for the domestic economy remains positive, although the pattern of reduced growth may continue into the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.
    We believe the markets may still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED MARCH 31, 1999

                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...     .97%       .61%        .61%
Six-month total return(2)................   (3.83%)    (3.33%)      (.38%)
One-year total return(2).................    (.07%)      .18%       3.17%
Five-year average annual total
return(2)................................    5.96%      5.96%       6.21%
Ten-year average annual total
return(2)................................    7.51%        N/A         N/A
Life-of-Fund average annual total
return(2)................................    8.00%      5.10%       4.83%
Commencement date........................  05/01/87   05/01/93   08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................    4.93%      4.45%       4.45%
Taxable equivalent distribution
  rate(4)................................    7.93%      7.15%       7.15%
SEC Yield(5).............................    3.96%      3.39%       3.39%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a combined federal and state income tax rate of 37.8%, which takes into consideration the deductibility of individual state taxes paid.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 1999.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The types of securities the Fund invests in generally provide yields based upon a higher degree of credit and market risk. An investment in medium- and lower-rated securities involves the risk of potentially greater sensitivity to an economic downturn which would affect the issuer's ability to make timely payments of interest and principal.

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of Fund shares.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: A result of viewing the yields of securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen Pennsylvania Tax Free Income Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Dennis S. Pietrzak, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following interview discusses the Fund's performance during the six months ended March 31, 1999.

   Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

   A Although most of the financial markets experienced significant volatility during the period, the municipal market remained relatively stable. For the majority of the six months, municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates and the 30-year U.S. Treasury bond reached its lowest yield on record. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.
    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. In 1998 we experienced the second-heaviest level of municipal issuance ever. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers financing special growth and expansion projects, as opposed to using municipal bonds to finance their regular operations.
    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Fund because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

   Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?

   A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about 80 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors realized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.
    Due to Pennsylvania's favorable economic conditions and conservative fiscal management, the state's bond rating was upgraded in November from AA- to AA by Standard & Poor's. The state issued $4.4 billion of municipal bond debt during the first quarter of 1999 (ranking the state third nationwide), up nearly 8 percent over the same period in 1998.

   Q  HOW DID YOU MANAGE THE FUND'S PORTFOLIO DURING THE PAST SIX MONTHS?

   A In light of a number of problems with Pennsylvania's health care industry--including pressures due to aging state demographics, dependence on Medicare reimbursement, transition to managed care, and overbedded markets--we reduced our exposure to that sector. Despite these challenges, health care bonds are still a fairly significant part of the Fund's holdings because health care remains a very prominent industry in Pennsylvania. Much of our exposure to the health care industry is insured. Municipal bond insurance provides some additional protection to our position, as it guarantees that the insurer will make principal and interest payments on time in the event the issuer is unable to do so. Please note, however, that municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of Fund shares.
    While we reduced our holdings in health care, we picked up some public education bonds, slightly increasing our exposure to that sector. Otherwise, the industry composition of the Fund did not change substantially during the period. The Fund's largest weightings by sector included health care (19 percent); industrial revenue (12 percent); public education (11 percent); other care (11 percent); and public building (8 percent).
    During the reporting period, we continued to favor higher-rated bonds because the yield spreads between AAA rated and lower-rated bonds continued to be extremely narrow by historical standards. Our investment strategy normally leads us to favor medium- and lower-grade municipal securities, which contribute to the Fund's ability to pay dividends. However, given current market conditions, we believed that shareholders' interests were best served by investing a higher-than-usual percentage of the Fund's assets in higher-grade securities.
    Toward that end, we increased our weighting in AAA rated holdings, ending the reporting period at about 48 percent of long-term investments. We also focused on maintaining our exposure to the BBB rated and nonrated sectors. This "barbell" structure--with most assets weighted toward the ends of the credit-quality spectrum--should help reduce volatility. Lower-rated bonds typically do not fluctuate in price as much as higher-rated bonds, while AAA rated bonds help provide liquidity to the Fund. For additional Fund portfolio highlights, please refer to page 9.

   Q  HOW WELL DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A For the six months ended March 31, 1999, the Fund's total return was 0.97 percent(1) (Class A shares at net asset value). By comparison, the Lehman
Brothers Municipal Bond Index returned 1.49 percent over the same period. This broad-based index of municipal bonds does not reflect any commissions that would be paid by an investor purchasing the securities it represents. Past performance does not guarantee future results.
    The Fund's distribution rate was 4.93 percent(3) as of March 31, 1999, representing a taxable-equivalent rate of 7.93 percent(4) for an investor in the
37.8 percent combined federal and state income tax bracket. The Fund's monthly dividend of $0.0775 per Class A share was unchanged during the reporting period. Income may subject certain individuals to the federal alternative minimum tax. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

   A Strong economic performance continues to bolster the credit conditions of municipal issuers--a trend we expect to persist. As we mentioned earlier, economic strength has made issuers more likely to issue debt for special projects rather than for general operating financing. We believe that as long as municipalities remain economically healthy, this situation is likely to continue.
    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend, as municipal bond insurers have become more cautious as of late. If, as anticipated, this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.
    We see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.
    In Pennsylvania we continue to see healthy employment growth, historically low unemployment rates, and sound fiscal management. This provides a favorable atmosphere for municipal debt issuance. Health care bonds remain the one concern in the state, as the hospital industry struggles to deal with the aftermath of increased competitive pressures and several high-profile bankruptcy filings--leading to a number of credit downgrades statewide. We will continue to depend on our skilled research analysts to help identify the bonds we believe will present the best value.

[SIG]

Dennis S. Pietrzak
Portfolio Manager

[SIG]

Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

 TOP TEN HOLDINGS AS OF MARCH 31, 1999

                                                         PERCENTAGE OF FUND'S
                                                         LONG-TERM INVESTMENTS
Philadelphia, PA Authority Industrial Development Lease
  Revenue .............................................          4.3%
Saint Mary Hospital Authority Bucks PA Catholic Health
  Initiative...........................................          2.9%
Berks County, PA ......................................          2.6%
Philadelphia, PA School District ......................          2.5%
Pennsylvania State Higher Education Assistance Agency
  Student Loan Revenue ................................          2.1%
Pennsylvania State Higher Education Facility Authority
  Revenue Drexel University ...........................          2.1%
Pennsylvania Economic Development Financing Authority
  Recovery Revenue Northampton Generating .............          1.9%
Beaver County, PA Industrial Development Authority
  Pollution Control Revenue Collateral Toledo Edison
  Co. .................................................          1.7%
Pottsville, PA Hospital Authority Revenue Pottsville
  Hospital ............................................          1.6%
Pennsylvania Housing Financing Agency .................          1.6%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                  [PIE CHART]

                      AAA               AA                 A                BBB               BB           NON-RATED
                      ---               --                 -                ---               --          ---------
3/31/99              47.5              13.9               8.6              12.9               1.4           15.7



                                  [PIE CHART]

                      AAA               AA                 A                BBB               BB          NON-RATED
                      ---               --                 -                ---               --          ---------
9/30/98              43.6               14               13.1              12.2               2.5           14.6


Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

 AS OF MARCH 31, 1999                   AS OF SEPTEMBER 30, 1998
Health Care...........  19.3%           Health Care............   24.2%
Industrial Revenue....  11.8%           Industrial Revenue.....   13.2%
Public Education......  10.9%           Other Care.............    9.7%
Other Care............  10.7%           Public Building........    9.3%
Public Building.......   8.3%           Public Education.......    8.8%

                            PORTFOLIO OF INVESTMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MUNICIPAL BONDS  100.7%
          PENNSYLVANIA  100.3%
$ 3,500   Allegheny Cnty, PA Arpt Rev Gtr
          Pittsburgh Intl Arpt Ser B (FSA
          Insd)................................   6.625%     01/01/22    $  3,777,095
  1,625   Allegheny Cnty, PA C-34 Conv Cap
          Apprec...............................   8.625      02/15/04       1,952,600
  1,000   Allegheny Cnty, PA Higher Edl Bldg
          Auth Univ Rev Duquesne Univ Proj
          (AMBAC Insd).........................   6.500      03/01/11       1,178,310
  2,140   Allegheny Cnty, PA Hosp Dev Auth Rev
          Hlth Fac Allegheny Vly Sch...........   7.750      02/01/15       2,348,222
  1,000   Allegheny Cnty, PA Hosp Dev Auth Rev
          Hosp Saint Francis Med Cent Proj.....   5.500      05/15/06       1,053,520
  1,000   Allegheny Cnty, PA Hosp Dev Auth Rev
          Hosp Saint Francis Med Cent Proj.....   5.500      05/15/07       1,054,130
  1,000   Allegheny Cnty, PA Hosp Dev Auth Rev
          Hosp Saint Francis Med Cent Proj.....   5.600      05/15/08       1,063,040
  1,000   Allegheny Cnty, PA Hosp Dev Auth Rev
          Hosp Saint Francis Med Cent Proj.....   5.750      05/15/09       1,074,650
  1,000   Allegheny Cnty, PA Hosp Dev Auth Rev
          Hosp Saint Francis Med Cent Proj.....   5.750      05/15/10       1,067,050
  1,160   Allegheny Cnty, PA Hosp Dev Auth Rev
          Hosp Saint Francis Med Cent Proj.....   5.750      05/15/17       1,189,441
  1,000   Allegheny Cnty, PA Hosp Dev Hlth Care
          Fac Villa St Joseph..................   5.875      08/15/18         975,660
    910   Allegheny Cnty, PA Indl Dev Auth Med
          Cent Rev Presbyterian Med Cent Rfdg
          (FHA Gtd)............................   6.750      02/01/26       1,004,467
  2,500   Allegheny Cnty, PA Indl Dev Auth Rev
          Environmental Impt Ser A Rfdg........   6.700      12/01/20       2,711,450
  1,945   Allegheny Cnty, PA Res Mtg Comp Int
          Single Family Ser Z (GNMA
          Collateralized)......................   6.875      05/01/26       2,078,388
  2,000   Beaver Cnty, PA Hosp Auth Rev Med
          Cent Beaver PA Inc Ser A (Prerefunded
          @ 07/01/02) (AMBAC Insd).............   6.250      07/01/22       2,187,920
  4,500   Beaver Cnty, PA Indl Dev Auth Pollutn
          Ctl Rev Collateral Toledo Edison Co
          Proj Ser A Rfdg......................   7.750      09/01/24       4,640,355
  6,000   Berks Cnty, PA (Inverse Fltg) (FGIC
          Insd)................................   8.970      11/10/20       7,260,000

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 2,000   Berks Cnty, PA Muni Auth Rev
          Highlands at Wyomissing Proj B.......   6.875%     10/01/17    $  2,144,560
  3,000   Berks Cnty, PA Muni Auth Rev Hlth
          Care Pooled Fin Proj.................   5.000      03/01/28       2,882,460
    965   Berks Cnty, PA Muni Auth Rev Phoebe
          Berks Vlg Inc Proj Rfdg (Prerefunded
          @ 05/15/06)..........................   7.500      05/15/13       1,166,010
  1,000   Berks Cnty, PA Muni Auth Rev Phoebe
          Berks Vlg Inc Proj Rfdg (Prerefunded
          @ 05/15/06)..........................   7.700      05/15/22       1,220,940
  2,000   Berks Cnty, PA Muni Auth Rev Phoebe
          Devitt Homes Proj A1 Rfdg............   5.500      05/15/15       1,931,460
  2,750   Bradford Cnty, PA Indl Dev Auth Solid
          Waste Disp Rev Intl Paper Co Proj
          A....................................   6.600      03/01/19       2,991,725
  1,000   Cambria Cnty, PA Indl Dev Auth
          Pollutn Ctl Rev Bethlehem Steel Corp
          Proj Rfdg............................   7.500      09/01/15       1,083,190
  1,000   Chester Cnty, PA Hlth & Edl Fac Auth
          Hlth Sys Rev (AMBAC Insd)............   5.650      05/15/20       1,039,650
  1,880   Chester Cnty, PA Hlth & Edl The
          Chester Cnty Hosp (MBIA Insd)........   5.625      07/01/08       2,035,814
    760   Chichester Sch Dist PA Ser 1989 (MBIA
          Insd)................................  *           06/01/01         701,609
    860   Chichester Sch Dist PA Ser 1989 (MBIA
          Insd)................................  *           06/01/02         761,134
    915   Clarion Cnty, PA Hosp Auth Hosp Rev
          Clarion Hosp Proj (Prerefunded @
          07/01/01)............................   8.500      07/01/13       1,017,791
  1,000   Clarion Cnty, PA Hosp Auth Hosp Rev
          Clarion Hosp Proj (Prerefunded @
          07/01/01)............................   8.500      07/01/21       1,119,880
  1,130   Clearfield Cnty, PA Indl Dev Auth
          Coml Dev Rev First Mtg K Mart Corp
          Ser A Rfdg...........................   7.200      07/01/07       1,200,376
  2,230   Cumberland Cnty, PA Muni Auth Rev
          First Mtg Carlisle Hosp & Hlth.......   6.800      11/15/23       2,410,831
  2,000   Dauphin Cnty, PA Genl Auth Rev Hotel
          & Conf Cent Hyatt Regency............   6.200      01/01/29       1,983,660
  1,000   Dauphin Cnty, PA Genl Auth Rev Office
          & Pkg Riverfront Office..............   6.000      01/01/25       1,001,650
  1,500   Delaware Cnty, PA Auth Rev First Mtg
          Riddle Vlg Proj (Prerefunded @
          06/01/02)............................   9.250      06/01/22       1,762,305

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$   500   Delaware Cnty, PA Auth Rev First Mtg
          Riddle Vlg Proj Rfdg.................   6.200%     06/01/05    $    522,890
  3,000   Delaware Cnty, PA Auth Rev First Mtg
          Riddle Vlg Proj Rfdg.................   7.000      06/01/26       3,127,140
  2,000   Erie Cnty, PA Hosp Auth Rev Saint
          Vincent Hlth Cent Proj Ser A (MBIA
          Insd)................................   6.375      07/01/22       2,173,000
  4,780   Erie, PA Sch Dist Cap Apprec Rfdg
          (FSA Insd)...........................  *           09/01/24       1,280,849
  2,500   Geisinger, PA Auth Hlth Sys Rev PA St
          Geisinger Hlth Sys Ser A.............   5.000      08/15/28       2,401,350
    790   Grove City, PA Area Hosp Auth Hlth
          Fac Rev Grove Manor Proj.............   6.625      08/15/29         787,354
  1,000   Harrisburg, PA Auth Office & Pkg Rev
          Ser A................................   6.000      05/01/19       1,005,150
  3,000   Harrisburg, PA Auth Rev Pooled Univ
          Pgm Ser 11 (MBIA Insd)...............   5.625      09/15/17       3,156,450
    900   Hazleton, PA Hlth Svcs Auth Hosp
          Rev..................................   5.500      07/01/07         939,564
    650   Hazleton, PA Hlth Svcs Auth Saint
          Joseph Med Cent Rfdg.................   5.850      07/01/06         690,417
  1,750   Indiana Cnty, PA Indl Dev Auth
          Pollutn Ctl Rev Metro Edison Co Proj
          A (AMBAC Insd).......................   5.950      05/01/27       1,875,318
    570   Indiana Cnty, PA Indl Dev Auth Rev
          Cap Apprec Student Coop Assn B (AMBAC
          Insd)................................  *           11/01/13         279,374
    570   Indiana Cnty, PA Indl Dev Auth Rev
          Cap Apprec Student Coop Assn B (AMBAC
          Insd)................................  *           11/01/14         263,625
    500   Indiana Cnty, PA Indl Dev Auth Rev
          Cap Apprec Student Coop Assn B (AMBAC
          Insd)................................  *           11/01/15         217,960
    490   Indiana Cnty, PA Indl Dev Auth Rev
          Cap Apprec Student Coop Assn B (AMBAC
          Insd)................................  *           11/01/16         201,434
    500   Indiana Cnty, PA Indl Dev Auth Rev
          Cap Apprec Student Coop Assn B (AMBAC
          Insd)................................  *           11/01/17         194,000
    500   Indiana Cnty, PA Indl Dev Auth Rev
          Cap Apprec Student Coop Assn B (AMBAC
          Insd)................................  *           11/01/18         182,965
    560   Indiana Cnty, PA Indl Dev Auth Rev
          Cap Apprec Student Coop Assn B (AMBAC
          Insd)................................  *           11/01/19         194,275
  2,500   Jim Thorpe, PA Area Sch Dist Ser A
          (MBIA Insd)..........................   5.375      03/15/22       2,554,425

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,800   Kiski, PA Area Sch Dist (FGIC
          Insd)................................   5.300%     03/01/17    $  1,841,598
  1,000   Lackawanna Cnty, PA Ser A (FGIC Insd)
          (a)..................................   5.000      01/01/22         982,500
  2,000   Lancaster, PA Ser A (FGIC Insd)......   4.500      05/01/28       1,817,620
  2,000   Lehigh Cnty, PA Genl Purp Auth Cedar
          Crest College Rfdg...................   6.700      04/01/26       2,168,300
  1,000   Lehigh Cnty, PA Genl Purp Auth Rev
          First Mtg Bible Fellowship Proj A....   6.000      12/15/23         984,700
  1,760   Lehigh Cnty, PA Genl Purp Auth Rev
          Kidspeace Oblig Group................   6.000      11/01/23       1,757,870
  1,085   Lehigh Cnty, PA Indl Dev Auth Hlth
          Fac Rev Lifepath Inc Proj............   6.300      06/01/28       1,032,898
  1,000   Lehigh Cnty, PA Indl Dev Auth Pollutn
          Ctl Rev PA Pwr & Lt Co Proj Ser A
          Rfdg (MBIA Insd).....................   6.400      11/01/21       1,095,460
  2,000   Lycoming Cnty, PA Auth Hosp Lease Rev
          Divine Providence Sisters Ser A......   6.500      07/01/22       2,138,240
  2,500   Lycoming Cnty, PA Auth Hosp Lease Rev
          Divine Providence Sisters Ser A
          (Prerefunded @ 07/01/00).............   7.750      07/01/16       2,677,950
  3,330   McGuffey Sch Dist PA Ser B (AMBAC
          Insd)................................   4.750      08/01/28       3,150,979
  1,000   McKean Cnty, PA Hosp Auth Hosp Rev
          Bradford Hosp Proj (Crossover Rfdg @
          10/01/00)............................   8.875      10/01/20       1,095,080
    750   McKeesport, PA Indl Dev Auth Rev The
          Kroger Corp Allegheny Cnty Rfdg......   8.650      06/01/11         823,883
  2,000   Montgomery Cnty, PA Indl Dev Auth
          Retirement Cmnty Rev.................   6.300      01/01/13       2,013,400
  2,250   Montgomery Cnty, PA Indl Dev Auth
          Retirement Cmnty Rev Adult Cmntys
          Total Svcs Ser B.....................   5.625      11/15/12       2,329,290
  2,500   Montgomery Cnty, PA Indl Dev Auth Rev
          Pollutn Ctl Philadelphia Elec Co Ser
          A Rfdg...............................   7.600      04/01/21       2,684,175
  3,000   Montgomery Cnty, PA Indl Dev Auth Rev
          Res Recov (LOC -Banque Paribas)......   7.500      01/01/12       3,168,780
  1,000   Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy...................   7.750      09/01/24       1,100,900
  1,430   Montour, PA Sch Dist Notes (FGIC
          Insd) (a)............................   4.000      01/01/06       1,417,001
  1,200   Montour, PA Sch Dist Notes (FGIC
          Insd) (a)............................   4.200      01/01/09       1,175,940

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 3,300   New Kensington Arnold, PA Sch Dist
          (FGIC Insd)..........................   5.500%     05/15/26    $  3,418,866
  1,415   New Kensington Arnold, PA Sch Dist
          (Prerefunded @ 05/15/07) (FGIC
          Insd)................................   5.500      05/15/17       1,541,940
  1,500   North Penn, PA Wtr Auth Wtr Rev (FGIC
          Insd)................................   6.200      11/01/22       1,622,895
  1,000   North Penn, PA Wtr Auth Wtr Rev
          (Prerefunded @ 11/01/04) (FGIC
          Insd)................................   6.875      11/01/19       1,155,720
  2,500   Northampton Cnty, PA Indl Dev Auth
          Rev Pollutn Ctl Bethlehem Steel
          Rfdg.................................   7.550      06/01/17       2,712,900
  1,000   Northeastern PA Hosp & Edl Auth
          College Rev Gtd Luzerne Cnty Cmnty
          College (Prerefunded @ 02/15/05)
          (AMBAC Insd).........................   6.625      08/15/15       1,133,040
  2,224   Oil City, PA Towne Tower Proj (FHA
          Gtd).................................   6.750      05/01/20       2,441,389
  1,335   Penn Hills, PA (FGIC Insd)...........   5.800      12/01/13       1,447,647
  1,600   Penn Hills, PA (FGIC Insd)...........   5.850      12/01/14       1,738,064
  1,335   Penn Hills, PA (FGIC Insd)...........   5.900      12/01/17       1,440,278
  3,000   Pennsylvania Econ Dev Fin Auth Res
          Recovery Rev Colver Proj Ser D.......   7.050      12/01/10       3,292,980
  1,500   Pennsylvania Econ Dev Fin Auth Res
          Recovery Rev Colver Proj Ser D.......   7.125      12/01/15       1,649,610
  5,000   Pennsylvania Econ Dev Fin Auth Res
          Recovery Rev Northampton Generating
          Ser A................................   6.600      01/01/19       5,296,000
  4,000   Pennsylvania Hsg Fin Agy (Inverse
          Fltg)................................  10.268      10/03/23       4,480,000
  1,000   Pennsylvania Hsg Fin Agy Rental Hsg
          Rfdg (FNMA Collateralized)...........   6.500      07/01/23       1,067,640
  1,000   Pennsylvania Hsg Fin Agy Single
          Family
          Mtg Ser 40...........................   6.900      04/01/25       1,080,290
  2,500   Pennsylvania Hsg Fin Agy Single
          Family
          Mtg Ser 42...........................   6.850      04/01/25       2,707,825
    850   Pennsylvania Infrastructure Invt Auth
          Rev Pennvest Subser B (Prerefunded @
          09/01/02)............................   6.800      09/01/10         935,799
  2,000   Pennsylvania Intergvtl Coop Auth Spl
          Tax Rev City of Philadelphia
          (Prerefunded @ 06/15/03)
          (MBIA Insd)..........................   5.600      06/15/15       2,139,780
  4,000   Pennsylvania St Ctfs Partn (FSA Insd)
          (b)..................................   6.250      05/01/16       4,298,360

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 4,700   Pennsylvania St Higher Edl Assistance
          Agy Student Ln Rev Rfdg (Inverse
          Fltg) (AMBAC Insd)...................  10.149%     09/01/26    $  5,839,750
  2,500   Pennsylvania St Higher Edl Assistance
          Agy Student Ln Rev Ser B (Inverse
          Fltg) (MBIA Insd)....................  11.447      03/01/20       2,840,625
  4,000   Pennsylvania St Higher Edl Assistance
          Agy Student Ln Rev Ser C (AMBAC
          Insd)................................   6.400      03/01/22       4,296,440
  1,200   Pennsylvania St Higher Edl Fac Auth
          College & Univ Rev Bryn Mawr College
          (MBIA Insd)..........................   5.625      12/01/27       1,264,500
  5,400   Pennsylvania St Higher Edl Fac Auth
          Rev Drexel Univ Rfdg.................   6.375      05/01/17       5,828,922
  1,000   Philadelphia, PA Auth for Indl Dev
          Hlth Care Fac Rev....................   5.750      05/15/18         979,050
  2,505   Philadelphia, PA Auth for Indl Dev
          Rev Coml Dev RMK Rfdg................   7.750      12/01/17       2,789,443
  3,000   Philadelphia, PA Auth for Indl Dev
          Rev Long-Term Care Maplewood.........   8.000      01/01/24       3,293,760
 11,565   Philadelphia, PA Auth Indl Dev Lease
          Rev Ser A (MBIA Insd)................   5.375      02/15/27      11,849,152
  3,000   Philadelphia, PA Gas Wks Rev Ser 14
          Rfdg (FSA Insd)......................   6.250      07/01/08       3,309,420
  2,800   Philadelphia, PA Hosp & Higher Edl
          Fac Auth Hosp Rev Chestnut Hill
          Hosp.................................   6.500      11/15/22       2,919,196
    760   Philadelphia, PA Hosps & Higher Edl
          Fac
          Auth Rev.............................   6.300      07/01/14         774,622
    985   Philadelphia, PA Hosps & Higher Edl
          Fac
          Auth Rev.............................   6.400      07/01/17       1,005,961
    450   Philadelphia, PA Hosps & Higher Edl
          Fac
          Auth Rev.............................   6.500      07/01/21         459,959
  1,500   Philadelphia, PA Muni Auth Rev Muni
          Svcs Bldg Lease Cap Apprec (FSA
          Insd)................................  *           03/15/08       1,004,310
  3,750   Philadelphia, PA Muni Auth Rev Muni
          Svcs Bldg Lease Cap Apprec (FSA
          Insd)................................  *           03/15/11       2,126,887
  3,775   Philadelphia, PA Muni Auth Rev Muni
          Svcs Bldg Lease Cap Apprec (FSA
          Insd)................................  *           03/15/12       2,018,795

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 4,500   Philadelphia, PA Muni Auth Rev Muni
          Svcs Bldg Lease Cap Apprec (FSA
          Insd)................................  *           03/15/13    $  2,274,345
  7,625   Philadelphia, PA Sch Dist Ser A (MBIA
          Insd)................................   4.500%     04/01/23       7,000,741
  2,300   Philadelphia, PA Sch Dist Ser A (MBIA
          Insd)................................   4.750      04/01/27       2,179,043
  1,800   Philadelphia, PA Wtr & Swr Rev Ser 16
          (Prerefunded @ 08/01/01).............   7.500      08/01/10       1,990,134
  2,000   Philadelphia, PA Wtr & Wastewtr Rev
          Ser 1999 Rfdg (AMBAC Insd) (a).......   5.000      12/15/06       2,086,620
  2,000   Philadelphia, PA Wtr & Wastewtr Rev
          Rfdg (MBIA Insd) (b).................   5.625      06/15/08       2,186,040
  1,470   Pittsburgh, PA Urban Redev Auth Mtg
          Rev Ser C1...........................   6.800      10/01/25       1,560,361
  1,475   Pittsburgh, PA Urban Redev Auth Mtg
          Rev
          Ser D................................   6.250      10/01/17       1,573,191
    745   Pittsburgh, PA Urban Redev Auth
          Single Family Mtg Rev Ser A (GNMA
          Collateralized)......................   8.000      12/01/20         762,068
  4,500   Pottsville, PA Hosp Auth Rev
          Pottsville Hosp (ACA-CBI Insd).......   5.500      07/01/18       4,527,135
  2,665   Radnor Twp, PA Sch Dist..............   5.750      03/15/19       2,831,616
  3,000   Randor Twp, PA Sch Dist..............   5.750      03/15/26       3,185,520
  8,500   Saint Mary Hosp Auth Bucks PA
          Catholic Hlth Init A.................   5.000      12/01/28       8,163,145
  1,000   Scranton-Lackawanna, PA Hlth &
          Welfare Auth Rev Marian Cmnty Hosp
          Proj Rfdg............................   7.125      01/15/13       1,073,830
  2,000   Shaler, PA Area Sch Dist Cap Apprec
          Ser A (FGIC Insd)....................  *           11/15/22         590,040
  2,650   Sharon, PA Regl Hlth Sys Auth Hosp
          Rev Sharon Regl Hlth Sys Proj A Rfdg
          (Prerefunded @ 12/01/02).............   6.875      12/01/09       2,978,759
    355   Somerset Cnty, PA Indl Dev Auth Coml
          Dev Rev First Mtg K Mart Corp Ser A
          Rfdg.................................   7.200      04/01/07         375,941
    650   Springfield Twp, PA Swr Auth Gtd.....   5.800      10/15/18         660,160
  1,000   Springfield Twp, PA Swr Auth Gtd.....   6.000      10/15/27       1,018,260
  1,210   State Pub Sch Bldg Auth PA College
          Rev Montgomery Cnty Cmnty College
          Rfdg.................................   5.500      05/01/13       1,312,100

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,275   State Pub Sch Bldg Auth PA College
          Rev Montgomery Cnty Cmnty College
          Rfdg.................................   5.500%     05/01/14    $  1,380,672
  2,180   State Pub Sch Bldg Auth PA Sch Rev
          Burgettstown Sch Dist Ser D
          (Prerefunded @ 02/01/05) (MBIA
          Insd)................................   6.500      02/01/14       2,460,304
  2,935   West Shore, PA Area Auth Hlth Cent
          Rev United Methodist Homes Aging Inc
          (Prerefunded @ 06/01/01) (LOC -- Bank
          of Scotland).........................   7.400      06/01/16       3,216,026
  1,000   West Shore, PA Area Hosp Auth Hosp
          Rev Holy Spirit Hosp Proj (MBIA
          Insd)................................   5.700      01/01/22       1,045,040
                                                                         ------------
                                                                          277,208,353
                                                                         ------------
          GUAM  0.4%
  1,000   Guam Arpt Auth Rev Ser B.............   6.700      10/01/23       1,101,000
                                                                         ------------
TOTAL INVESTMENTS  100.7%
  (Cost $257,326,638)................................................     278,309,353
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%)........................      (2,066,255)
                                                                         ------------
NET ASSETS  100%.....................................................    $276,243,098
                                                                         ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $257,326,638).......................  $278,309,353
Cash........................................................       847,134
Receivables:
  Interest..................................................     4,033,141
  Investments Sold..........................................     1,042,287
  Fund Shares Sold..........................................       194,143
Other.......................................................        17,424
                                                              ------------
      Total Assets..........................................   284,443,482
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     6,672,327
  Income Distributions......................................       483,178
  Fund Shares Repurchased...................................       471,984
  Distributor and Affiliates................................       198,891
  Investment Advisory Fee...................................       140,312
Trustees' Deferred Compensation and Retirement Plans........       158,243
Accrued Expenses............................................        75,449
                                                              ------------
      Total Liabilities.....................................     8,200,384
                                                              ------------
NET ASSETS..................................................  $276,243,098
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $254,905,848
Net Unrealized Appreciation.................................    20,982,715
Accumulated Net Realized Gain...............................       215,810
Accumulated Undistributed Net Investment Income.............       138,725
                                                              ------------
NET ASSETS..................................................  $276,243,098
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $217,782,124 and 12,129,444 shares of
    beneficial interest issued and outstanding).............  $      17.95
    Maximum sales charge (4.75%* of offering price).........           .90
                                                              ------------
    Maximum offering price to public........................  $      18.85
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $54,695,287 and 3,048,790 shares of
    beneficial interest issued and outstanding).............  $      17.94
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,765,687 and 209,902 shares of
    beneficial interest issued and outstanding).............  $      17.94
                                                              ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.................................................... $ 8,251,710
Other.......................................................      37,500
                                                             -----------
    Total Income............................................   8,289,210
                                                             -----------
EXPENSES:
Investment Advisory Fee.....................................     824,607
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $269,958, $268,299 and $17,621,
  respectively).............................................     555,878
Shareholder Services........................................     113,647
Legal.......................................................      15,231
Trustees' Fees and Expenses.................................      13,331
Custody.....................................................         924
Other.......................................................      98,651
                                                             -----------
    Total Expenses..........................................   1,622,269
                                                             -----------
NET INVESTMENT INCOME....................................... $ 6,666,941
                                                             ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain........................................... $   941,740
                                                             -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................  26,056,723
  End of the Period:
    Investments.............................................  20,982,715
                                                             -----------
Net Unrealized Depreciation During the Period...............  (5,074,008)
                                                             -----------
NET REALIZED AND UNREALIZED LOSS............................ $(4,132,268)
                                                             ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS.................. $ 2,534,673
                                                             ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

  For the Six Months Ended March 31, 1999, the Nine Months Ended September 30,
             1998 and the Year Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                   Six Months Ended   Nine Months Ended       Year Ended
                                    March 31, 1999    September 30, 1998   December 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............   $ 6,666,941         $10,088,914          $14,063,081
Net Realized Gain.................       941,740           2,263,231            1,048,949
Net Unrealized
  Appreciation/Depreciation.......    (5,074,008)            999,468            7,094,335
                                     -----------         -----------          -----------
Change in Net Assets from
  Operations......................     2,534,673          13,351,613           22,206,365
                                     -----------         -----------          -----------
Distributions from Net Investment
  Income:
  Class A Shares..................    (5,619,308)         (8,483,120)         (11,483,502)
  Class B Shares..................    (1,189,006)         (1,740,891)          (2,162,615)
  Class C Shares..................       (77,916)           (108,827)            (132,920)
                                     -----------         -----------          -----------
    Total Distributions...........    (6,886,230)        (10,332,838)         (13,779,037)
                                     -----------         -----------          -----------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES...........    (4,351,557)          3,018,775            8,427,328
                                     -----------         -----------          -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........    13,517,887          14,901,436           20,080,197
Net Asset Value of Shares Issued
  Through Dividend Reinvestment...     4,001,318           5,939,810            7,972,553
Cost of Shares Repurchased........   (12,986,861)        (26,619,385)         (36,874,447)
                                     -----------         -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................     4,532,344          (5,778,139)          (8,821,697)
                                     -----------         -----------          -----------
TOTAL INCREASE/DECREASE IN NET
  ASSETS..........................       180,787          (2,759,364)            (394,369)
NET ASSETS:
Beginning of the Period...........   276,062,311         278,821,675          279,216,044
                                     -----------         -----------          -----------
End of the Period (including
  accumulated undistributed net
  investment income of $138,725,
  $358,014 and $601,938,
  respectively)...................   $276,243,098        $276,062,311         $278,821,675
                                     ============        ============         ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                         Year Ended December 31
                          Six Months Ended   Nine Months Ended    -------------------------------------
     Class A Shares        March 31, 1999    September 30, 1998    1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period................      $18.240             $18.038         $17.490   $17.737   $16.081   $18.062
                              -------             -------         -------   -------   -------   -------
Net Investment Income...         .451                .684            .928      .919      .946      .965
Net Realized and
  Unrealized
  Gain/Loss.............        (.272)               .216            .528     (.263)    1.660    (1.985)
                              -------             -------         -------   -------   -------   -------
Total from Investment
  Operations............         .179                .900           1.456      .656     2.606    (1.020)
Less Distributions from
  and in Excess of Net
  Investment Income.....         .465                .698            .908      .903      .950      .961
                              -------             -------         -------   -------   -------   -------
Net Asset Value, End of
  the Period............      $17.954             $18.240         $18.038   $17.490   $17.737   $16.081
                              =======             =======         =======   =======   =======   =======
Total Return* (a).......         .97%**             5.08%**         8.59%     3.86%    16.62%    (5.72%)
Net Assets at End of the
  Period (In
  millions).............      $ 217.8             $ 219.3         $ 223.9   $ 227.4   $ 226.7   $ 203.2
Ratio of Expenses to
  Average Net Assets*...        1.02%               1.03%           1.04%     1.09%     1.00%      .90%
Ratio of Net Investment
  Income to Average Net
  Assets*...............        5.01%               5.06%           5.27%     5.32%     5.57%     5.73%
Portfolio Turnover......          21%**               29%**           46%       57%       28%        8%

*If certain expenses had
 not been assumed by Van
 Kampen, total return would
 have been lower and the
 ratios would have been as
 follows:

Ratio of Expenses to
  Average Net Assets....          N/A                 N/A             N/A     1.09%     1.14%     1.17%
Ratio of Net Investment
  Income to Average Net
  Assets................          N/A                 N/A             N/A     5.31%     5.42%     5.46%

**  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not applicable

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                         Year Ended December 31
                          Six Months Ended   Nine Months Ended    -------------------------------------
     Class B Shares        March 31, 1999    September 30, 1998    1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period................      $18.228             $18.031         $17.484   $17.731   $16.080   $18.055
                              -------             -------         -------   -------   -------   -------
Net Investment Income...         .383                .579            .791      .788      .819      .841
Net Realized and
  Unrealized
  Gain/Loss.............        (.272)               .217            .531     (.264)    1.659    (1.985)
                              -------             -------         -------   -------   -------   -------
Total from Investment
  Operations............         .111                .796           1.322      .524     2.478    (1.144)
Less Distributions from
  and in Excess of Net
  Investment Income.....         .399                .599            .775      .771      .827      .831
                              -------             -------         -------   -------   -------   -------
Net Asset Value, End of
  the Period............      $17.940             $18.228         $18.031   $17.484   $17.731   $16.080
                              =======             =======         =======   =======   =======   =======
Total Return* (a).......         .61%**             4.51%**         7.78%     3.07%    15.72%    (6.39%)
Net Assets at End of the
  Period (In
  millions).............      $  54.7             $  53.5         $  51.9   $  48.4   $  46.8   $  37.6
Ratio of Expenses to
  Average Net Assets*...        1.78%               1.79%           1.79%     1.85%     1.75%     1.64%
Ratio of Net Investment
  Income to Average Net
  Assets*...............        4.25%               4.29%           4.51%     4.56%     4.81%     4.98%
Portfolio Turnover......          21%**               29%**           46%       57%       28%        8%

* If certain expenses had
  not been assumed by Van
  Kampen, total return would
  have been lower and the
  ratios would have been as
  follows:

Ratio of Expenses to
  Average Net Assets....          N/A                 N/A             N/A     1.85%     1.89%     1.90%
Ratio of Net Investment
  Income to Average Net
  Assets................          N/A                 N/A             N/A     4.55%     4.66%     4.71%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                         Year Ended December 31
                          Six Months Ended   Nine Months Ended    -------------------------------------
     Class C Shares        March 31, 1999    September 30, 1998    1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period................      $18.229             $18.031         $17.482   $17.729   $16.079   $18.045
                              -------             -------         -------   -------   -------   -------
Net Investment Income...         .382                .576            .795      .788      .812      .850
Net Realized and
  Unrealized
  Gain/Loss.............        (.272)               .221            .529     (.264)    1.665    (1.985)
                              -------             -------         -------   -------   -------   -------
Total from Investment
  Operations............         .110                .797           1.324      .524     2.477    (1.135)
Less Distributions from
  and in Excess of Net
  Investment Income.....         .399                .599            .775      .771      .827      .831
                              -------             -------         -------   -------   -------   -------
Net Asset Value, End of
  the Period............      $17.940             $18.229         $18.031   $17.482   $17.729   $16.079
                              =======             =======         =======   =======   =======   =======
Total Return* (a).......         .61%**             4.51%**         7.78%     3.08%    15.72%    (6.34%)
Net Assets at End of the
  Period (In
  millions).............      $   3.8             $   3.3         $   3.0   $   3.4   $   3.4   $   2.2
Ratio of Expenses to
  Average Net Assets*...        1.78%               1.79%           1.79%     1.85%     1.75%     1.63%
Ratio of Net Investment
  Income to Average Net
  Assets*...............        4.23%               4.29%           4.52%     4.56%     4.76%     4.97%
Portfolio Turnover......          21%**               29%**           46%       57%       28%        8%

*If certain expenses had
 not been assumed by Van
 Kampen, total return would
 have been lower and the
 ratios would have been as
 follows:

Ratio of Expenses to
  Average Net Assets....          N/A                 N/A             N/A     1.85%     1.90%     1.90%
Ratio of Net Investment
  Income to Average Net
  Assets................          N/A                 N/A             N/A     4.55%     4.61%     4.70%

** Non-Annualized

(a) Total Return is based upon the net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide Pennsylvania investors a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993, and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $725,930 which expires on September 30, 2003.

    At March 31, 1999, for federal income tax purposes, the cost of long-term investments is $257,326,638; the aggregate gross unrealized appreciation is $21,120,455 and the aggregate gross unrealized depreciation is $137,740, resulting in net unrealized appreciation on long-term investments of $20,982,715.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $500 million....................................     .600 of 1%
Over $500 million.....................................     .500 of 1%

    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $7,700 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $56,900 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 1999, the Fund recognized expenses of approximately $76,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C. There are an unlimited number of shares of each class without par value authorized.

    At March 31, 1999, capital aggregated $197,557,017, $53,611,177 and
$3,737,654 for Classes A, B and C, respectively. For the six months ended March 31, 1999, transactions were as follows:

                                                        SHARES       VALUE
------------------------------------------------------------------------------
Sales:
  Class A..........................................     456,343   $  8,238,052
  Class B..........................................     244,271      4,407,053
  Class C..........................................      48,449        872,782
                                                       --------   ------------
Total Sales........................................     749,063   $ 13,517,887
                                                       ========   ============
Dividend Reinvestment:
  Class A..........................................     180,407   $  3,257,489
  Class B..........................................      38,735        698,834
  Class C..........................................       2,494         44,995
                                                       --------   ------------
Total Dividend Reinvestment........................     221,636   $  4,001,318
                                                       ========   ============
Repurchases:
  Class A..........................................    (529,068)  $ (9,552,316)
  Class B..........................................    (169,143)    (3,051,813)
  Class C..........................................     (21,099)      (382,732)
                                                       --------   ------------
Total Repurchases..................................    (719,310)  $(12,986,861)
                                                       ========   ============

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $195,613,792, $51,557,103 and
$3,202,609 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       520,818   $  9,392,200
  Class B..........................................       265,723      4,794,537
  Class C..........................................        39,580        714,699
                                                       ----------   ------------
Total Sales........................................       826,121   $ 14,901,436
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       268,259   $  4,841,424
  Class B..........................................        56,752      1,023,605
  Class C..........................................         4,146         74,781
                                                       ----------   ------------
Total Dividend Reinvestment........................       329,157   $  5,939,810
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,181,685)  $(21,304,126)
  Class B..........................................      (266,552)    (4,793,744)
  Class C..........................................       (28,889)      (521,515)
                                                       ----------   ------------
Total Repurchases..................................    (1,477,126)  $(26,619,385)
                                                       ==========   ============

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $202,684,294, $50,532,705 and
$2,934,644 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       692,357   $ 12,191,057
  Class B..........................................       417,052      7,341,964
  Class C..........................................        31,224        547,176
                                                       ----------   ------------
Total Sales........................................     1,140,633   $ 20,080,197
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       377,505   $  6,642,967
  Class B..........................................        70,331      1,237,722
  Class C..........................................         5,226         91,864
                                                       ----------   ------------
Total Dividend Reinvestment........................       453,062   $  7,972,553
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,659,697)  $(29,155,783)
  Class B..........................................      (377,046)    (6,611,488)
  Class C..........................................       (63,577)    (1,107,176)
                                                       ----------   ------------
Total Repurchases..................................    (2,100,320)  $(36,874,447)
                                                       ==========   ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                         CONTINGENT DEFERRED
                                                            SALES CHARGE
                YEAR OF REDEMPTION                     CLASS B      CLASS C
------------------------------------------------------------------------------
First..............................................       4.00%          1.00%
Second.............................................       3.75%           None
Third..............................................       3.50%           None
Fourth.............................................       2.50%           None
Fifth..............................................       1.50%           None
Sixth..............................................       1.00%           None
Seventh and Thereafter.............................        None           None

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months months ended March 31, 1999, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $21,800 and CDSC on redeemed shares of approximately $32,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the six month period ending March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $69,156,947 and $57,959,940, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments that may be used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

B. INVERSE FLOATING SECURITY--These instruments, which are identified in the portfolio of investments, have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 1999, are payments retained by Van Kampen of approximately $214,800.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
Senior Loan
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

JOHN L. SULLIVAN*
  Vice President, Treasurer and Chief
  Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 PARKVIEW PLAZA
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 1999, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.